EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 1 LANE TECHNOLOGIES CORP. (the “Company”) on Form 10-QSB for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aviram Malik, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 9, 2008

/s/ Aviram Malik
Aviram Malik President and Chief Executive Officer (Principal Executive Officer)